Supplement to the
Fidelity® Small Cap Discovery Fund
June 29, 2022
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Derek Janssen (Co-Portfolio Manager) has managed the fund since 2016.
Forrest St. Clair (Co-Portfolio Manager) has managed the fund since 2023.
It is expected that Mr. Janssen will retire effective on or about December 31, 2023. At that time, Mr. St. Clair will assume sole portfolio manager responsibilities.
SMR-SUSTK-0323-102 1.9886612.102	March 1, 2023